UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2012

Exide Technologies

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11263	23-0552730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 Deerfield Parkway, Building 200,

Milton, Georgia 30004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 566-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

During fiscal year 2012, in consultation with management, the Audit Committee of the Board of Directors (“Audit Committee”) of Exide Technologies (“Company”) commenced a process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013. As a result of this process, and following careful deliberation, on June 8, 2012, the Audit Committee approved the engagement of KPMG LLP as the Company’s independent registered public accounting firm and dismissed PricewaterhouseCoopers LLP (“PwC”) from that role.

During the Company’s fiscal years ended March 31, 2012 and 2011, and through June 8, 2012, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference to the subject matter of the disagreement in its report.

PwC’s reports on the financial statements of the Company for the fiscal years ended March 31, 2012 and 2011 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended March 31, 2012 and 2011, and the subsequent interim period through June 8, 2012, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of the above disclosures and has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees or disagrees with the statements made by the Company in this Current Report on Form 8-K and, if PwC disagrees, stating the respects in which it does not agree. A copy of PwC’s letter, dated June 13, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company, nor any party on the Company’s behalf, consulted KPMG LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

16.1 Letter dated June 13, 2012 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exide Technologies

By:	/s/ Phillip A. Damaska
Name:	Phillip A. Damaska
Title:	Executive Vice President & Chief Financial Officer

Date: June 14, 2012

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated June 13, 2012 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.